EXHIBIT 10.1

TEMPORARY MODIFICATION OF BUSINESS LOAN AGREEMENT ATTACHED TO LOAN

#200083429 DATED JUNE 28, 2006

The Business Loan Agreement attached to the above referenced loan, dated June 28, 2006, between Scott’s Liquid Gold-Inc. (Borrower) and Citywide Banks (Lender), is hereby modified by mutual agreements as follows:

Current Ratio: Maintain a Current Ratio of 0.90:1.0 or greater for the period from April 1, 2012 through November 30, 2012, after which date the requirement will revert back to the requirement to maintain a Current Ratio of 1.0 to 1.0 or greater.

Notwithstanding the above temporary modification, all other terms and conditions of said Business Loan Agreement and the loan documents shall remain in full force and effect.

As an inducement to Lender to approve this Temporary Modification to said Business Loan Agreement, Borrower hereby agrees to pay Lender this date a Modification Fee of $17,500.

Agreed and accepted by all parties this 10th day of August, 2012.

BORROWER:		LENDER:

SCOTT’S LIQUID GOLD-INC.			CITYWIDE BANKS

By:	/s/ Mark Goldstein	By:	/s/ Theresa M. NeSmith
	Mark E. Goldstein		Theresa M. NeSmith
	President and CEO		Senior Vice President

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